UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2011

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2011 Performance Share Program

On January 24, 2011, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (“Adobe” or the “Company”) approved the Award Calculation Methodology for the 2011 Performance Share Program (the “Program”) under the terms of the Company’s 2003 Equity Incentive Plan.  The Committee established the Program to (i) help focus key employees on achieving specific performance targets, (ii) reinforce a team orientation, (iii) provide significant award potential for achieving outstanding performance, and (iv) enhance the ability of the Company to attract and retain highly talented and competent individuals.  Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2011. The Committee granted awards for the executive officers under the Program on January 24, 2011 in the form of a target award and a Maximum Award (as defined below) of performance shares approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

The Program requires that the Company achieve an established performance goal as an initial threshold in order to earn any performance shares under the Program. If the initial threshold is met, the Program then provides for the calculation of the performance shares actually earned.

For fiscal year 2011, the initial threshold and Other Performance Goals (as defined below) are set, including metrics that determine the actual number of performance shares earned, in the 2011 Award Calculation Methodology adopted as part of the Program.  The Award Calculation Methodology requires that the Company achieve at least 80% of the GAAP revenue target approved by the Board of Directors under the annual operating plan as an initial threshold before participants may earn any performance shares under the Program.  If the initial threshold is not achieved, participants forfeit their entire award.  If this initial threshold is achieved, the actual number of performance shares earned by each participant is set at 150% of his or her target incentive amount (the “Maximum Award”), subject to a reduction based on the level of achievement of five sets of strategic objectives approved by the Committee (the “Other Performance Goals”) which will determine the actual award earned. For each set of Other Performance Goals, the calculation is as follows:

Other Performance Goal Weight (20%)	x	Number of Performance Shares in Target Award	x	Other Performance Goal Achievement %	=	Earned Performance Shares

All five sets of Other Performance Goals are weighted equally (20%) and the Other Performance Goal Achievement % for each set of Other Performance Goals is capped at 150%. The actual award earned equals the sum of the Earned Performance Shares determined using the equation above for all five sets of Other Performance Goals.  Any partial share of an actual award will be rounded up to the next whole share.

Performance shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2011 fiscal year-end, subject to specified change of control exceptions.  In addition, as a condition to earning any part of the Maximum Award, a participant must be employed by the Company through the first anniversary of the grant date to be eligible.

Earned performance shares will vest as to 1/3 of the total number of earned performance shares on the date the Committee certifies achievement of the applicable metrics, or the first anniversary of the grant date, whichever is later.  Thereafter, the earned performance shares are subject to time-based vesting and will vest as to 1/3 of the total number of earned performance shares each year on the second and third anniversaries of the grant date, contingent upon the participant’s continued service to the Company.

The target awards and Maximum Awards for the performance shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 24, 2011 are as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	91,000	136,500
Mark Garrett	Executive Vice President and Chief Financial Officer	29,000	43,500
Johnny Loiacono	Senior Vice President, Digital Media Business Unit	21,000	31,500
Kevin Lynch	Senior Vice President, Chief Technology Officer	47,000	70,500
Matthew Thompson	Senior Vice President, Worldwide Field Operations	26,000	39,000

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the Maximum Award.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan.  A copy of the forms of the Program and the Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program is incorporated by reference as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  The 2011 Award Calculation Methodology is attached hereto as Exhibit 10.3.

2011 Executive Cash Performance Bonus Plan

On January 24, 2011, the Committee approved, subject to stockholder approval, a new 2011 Executive Cash Performance Bonus Plan (the “Master Bonus Plan”) and the Board of Directors directed that the Master Bonus Plan be submitted to the Company’s stockholders at the 2011 Annual Meeting of Stockholders. Stockholder approval of the Master Bonus Plan will allow bonuses paid under it to “covered employees” (as defined under 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) to qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Code.

The purpose of the Master Bonus Plan is to motivate eligible employees to achieve goals relating to the performance of the Company or one of its business units or other objectively determinable goals, and to reward them when those objectives are satisfied, thereby increasing stockholder value and the success of Adobe.

Participants in the Master Bonus Plan are members of senior management of Adobe who are chosen solely at the discretion of the Committee.

Under the Master Bonus Plan, participants will be eligible to receive cash awards based upon the attainment and certification of certain performance goals established by the Committee for the applicable performance period. The performance goals will be determined in accordance with United States generally accepted accounting principles (“GAAP”), unless the Committee determines that a non-GAAP measure can and will be used in a manner that complies with 162(m) of the Code.

The performance goals may be based on (i) absolute target values, (ii) growth, maintenance or limiting losses, or (iii) values relative to peers or indices, in each case in one or more such categories compared to a prior period, and may differ for each participant. Performance goals may apply to the Company or to one of its business units.

The Master Bonus Plan will first apply to fiscal year 2011; however, no payments will be made under the Master Bonus Plan to participants who are “covered employees” (as defined under 162(m) of the Code) in respect of performance in fiscal year 2011 if the Master Bonus Plan is not approved by stockholders at the 2011 Annual Meeting of Stockholders. The Master Bonus Plan will continue until the earlier of (i) the date as of which the Committee terminates the plan and (ii) the last day of the plan fiscal year ending in 2015 unless it is again approved by the Company’s stockholders prior to such day.

The description of the Master Bonus Plan contained herein is a summary of the material terms of the Master Bonus Plan, does not purport to be complete and is qualified in its entirety by reference to the Master Bonus Plan, a copy of which is attached hereto as Exhibit 10.4.

2011 Executive Annual Incentive Plan

On January 24, 2011, the Committee approved the terms of the 2011 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the Master Bonus Plan, which is applicable to certain executive officers of the Company. If the Master Bonus Plan is not approved by stockholders at the 2011 Annual Meeting of Stockholders, no payments will be made under the Incentive Plan to participants who are “covered employees” (as defined under 162(m) of the Code) for the 2011 fiscal year. The Incentive Plan is designed to (i) drive revenue growth and operating profits, (ii) encourage accountability, (iii) drive execution of long-term strategy and annual operating plan objectives, and (iv) recognize and reward executives upon the achievement of the Company’s objectives.

Executive officers of the Company who are employed during the eligibility period (fiscal year), are Senior Vice President level or above and are regular employees of Adobe through the date the bonus is paid are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the participant’s earned base salary.

The Incentive Plan requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board of Directors under the annual operating plan (disregarding the effects of any material acquisitions not incorporated into the operating plan) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan.  If the initial threshold is not achieved, no payments are made under the Incentive Plan.  If the initial threshold is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Bonus”) equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below.  The target bonus is calculated by multiplying the participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage.  The actual bonus earned by each participant is calculated as described below.

For fiscal year 2011, the target bonus and Maximum Bonus, expressed as a percentage of annual base salary for the Company’s principal executive officer, principal financial officer and other named executive officers, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	125%	250%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Johnny Loiacono	Senior Vice President, Digital Media Business Unit	75%	150%
Kevin Lynch	Senior Vice President, Chief Technology Officer	75%	150%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	100%	200%

The Maximum Bonus for each participant is subject to reduction based on the Company’s achievement, as determined under a matrix, of adjusted revenue (GAAP revenue adjusted to reflect the shippable backlog at the end of the fiscal year and to disregard the effects of any material acquisitions not incorporated into the operating plan) and adjusted non-GAAP operating profit (GAAP operating profit, adjusted to include the operating profit associated with shippable backlog at the end of the fiscal year and to exclude (i) any annual incentive plan payments, (ii) the effects of any material acquisitions not incorporated into the operating plan, (iii) the impact of stock compensation, (iv) deferred compensation expense, (v) restructuring charges, and (vi) amortization of purchased intangibles, technology license arrangements and incomplete technology. These two metrics, expressed as a percentage, form the “Corporate Result.” The Maximum Bonus is reduced to zero if the Company achieves less than 75% of the operating profit target or less than 90% of the revenue target.  The maximum Corporate Result percentage is 200%.

The Maximum Bonus is also subject to reduction based on each individual’s level of achievement of specified individual performance goals.  The results of these individual metrics, expressed as a percentage, form the “Individual Result.”  The Individual Result percentage may not exceed 100%.

The Corporate Result and Individual Result are used in the calculation of the actual bonus payable under the Incentive Plan as follows:

Participant Target Bonus    x    Corporate Result   x    Individual Result

No participant will earn an actual bonus under the Incentive Plan in excess of his or her target bonus unless the Corporate Result exceeds 100%.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.5.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/29/2010	10.1
10.2	Form of Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan	8-K	12/20/2010	99.5
10.3	Award Calculation Methodology to the 2011 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2011 Executive Cash Performance Bonus Plan				X
10.5	2011 Executive Annual Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 28, 2011	By:	/s/ KAREN O. COTTLE
Karen O. Cottle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/29/2010	10.1
10.2	Form of Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan	8-K	12/20/2010	99.5
10.3	Award Calculation Methodology to the 2011 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2011 Executive Cash Performance Bonus Plan				X
10.5	2011 Executive Annual Incentive Plan				X